Evergreen New York Municipal Money Market Fund
Class S

Summary Prospectus

June 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.343.2898 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus, dated June 1, 2010, as supplemented June 1, 2010, and statement of additional information, dated June 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated January 31, 2010, are incorporated by reference into this document. The Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented June 1, 2010.

INVESTMENT GOAL

The Fund seeks as high a rate of current income exempt from regular federal income tax and New York State and New York City personal income taxes as is believed to be consistent with preservation of capital and maintenance of liquidity.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class S
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.60%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.17%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:	Class S
1 Year	$119
3 Years	$372
5 Years	$644
10 Years	$1,420

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in municipal money market securities issued by the State of New York, or any of its political subdivisions, agencies, or instrumentalities, or by other governmental units (such as U.S. territories), the interest from which is exempt from federal income tax other than the alternative minimum tax and exempt from New York State and New York City personal income taxes, and which are determined by the portfolio managers to present minimal credit risk. The Fund also invests in tender option bonds.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Money Market Fund Risk.  Although, like most money market funds, the Fund seeks to maintain a constant net asset value ("NAV") of $1.00 per share, there is no guarantee that the Fund will be able to do so. The SEC recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. While these amendments are designed to further reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential.

  Municipal Money Market Fund Risk. The market for tax-exempt municipal money market securities is not as broad as the market for taxable money market securities, and the liquidity of the Fund therefore may not be equal to that of a fund that invests principally in taxable money market securities.

  Municipal Securities Risk. The value of municipal securities may be more sensitive to certain adverse conditions than other fixed income securities. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change.

  New York Municipal Securities Risk. Because the Fund invests primarily in securities of issuers located in New York, the value of the Fund's shares is highly vulnerable to adverse conditions affecting New York, and may be more volatile than the values of funds that invest in securities issued by issuers located in a number of states. Although New York has a diverse economy, its economy relies significantly on the financial, travel, tourism, and service industries, and the manufacturing of published goods, apparel, chemicals, food products, furniture, machinery, paper products, and textiles.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com.

Year-by-Year Total Returns for Class S Shares (%)

Highest Quarter: 4th Quarter 2006	+0.69%
Lowest Quarter: 4th Quarter 2009	+0.00%
Year-to-date total return as of 3/31/2010 is +0.00%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	Performance Since 9/24/2001
Class S (before taxes)	9/24/2001	0.03%	1.58%	1.10%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)		0.21%	3.02%	2.42%
1.	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

To obtain current 7-day yield information call 1.800.343.2898.

FUND MANAGEMENT

The Fund's investment advisor is Evergreen Investment Management Company, LLC.

PURCHASE AND SALE OF FUND SHARES

Class S shares are sold through certain broker-dealers and financial institutions which have selling agreements with Wells Fargo Funds Distributor, LLC ("WFFD"). Such broker-dealers or financial intermediaries may impose account fees or other charges and certain broker-dealers and other financial institutions may impose a fee in connection with purchases of Class S shares of the Funds. There are no minimum or maximum purchase amounts. You can redeem your Class S shares of the Funds at NAV through such broker-dealers and financial institutions on any day the New York Stock Exchange is open. Investors should refer to their broker-dealer or financial institution as appropriate for instruction and further information.

TAX INFORMATION

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax or state personal income tax purposes, but may be subject to alternative minimum tax or state taxes on corporations. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report